UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 5/31

Date of reporting period: 11/30/2007

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Emerging Markets Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Emerging Markets Fund, covering the six-month period from June 1, 2007, through November 30, 2007.

After an extended period of steady gains, turmoil in U.S. credit markets over the summer of 2007 led to bouts of heightened volatility in many international equity markets. Nonetheless, fundamentals in the global economy have remained relatively robust, and recent shifts in monetary policy from several major central banks helped spark market rebounds in many regions of the world.

While we expect the global expansion to continue, it seems reasonable to expect to see some moderation as U.S. consumer spending wanes and some high-flying emerging markets, notably China, continue to take steps to reduce unsustainably high growth rates.With regard to the currency markets, we have seen weakness in the U.S. dollar for most of the reporting period, making investments denominated in foreign currencies more valuable for U.S. residents. Lastly, a stubborn U.S. trade deficit and stronger economic growth in overseas markets continue to attract global capital away from U.S. markets and toward those with higher potential returns. As always, we encourage you to discuss these trends and opportunities with your financial advisor, who can help you consider if any portfolio adjustments might be right for your investment needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2007, through November 30, 2007, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

Stocks of companies based in the emerging markets continued to advance during the reporting period, primarily as a result of an expanding global economy and robust demand for natural resources.In addition, relatively low interest rates, benign inflation in many regions, rising disposable incomes and economic reforms have enabled many developing markets to become greater contributors to the global economy.Although the fund participated in the market’s gains to a degree,its returns fell short of the benchmark,due mainly to limited exposure to materials stocks and Chinese financials stocks that did not meet our value-oriented criteria.

For the six-month period ended November 30, 2007, Dreyfus Premier Emerging Markets Fund’s Class A shares produced a total return of 12.86%, Class B shares returned 12.36%, Class C shares returned 12.41%, Class I shares returned 12.89% and Class T shares returned 12.65% .1This compares with a 23.88% total return provided by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM Index), the fund’s benchmark, for the same period.2

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking to do so, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or intermediate term.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Emerging Markets Flourished Amid Strong Global Growth

Emerging equity markets posted attractive returns during the reporting period, with gains fueled by exports to developed nations as well as increased domestic consumption by a growing middle class. Gains were particularly robust among commodities producers, as a number of former third-world countries continued to build out their industrial infrastructures.While the fund benefited from these trends, we began to reduce its exposure to basic materials producers as their valuations reached richer levels. However, materials stocks continued to gain value, and the fund’s underweighted position prevented it from participating more fully in the sector’s gains.

The fund achieved better results from energy stocks as oil prices surged toward $100 per barrel. Brazil’s Petrobras, Gazprom in Russia, CNOOC in China and Oil & Natural Gas (ONGC) in India represented some of the fund’s top energy holdings during the reporting period. In addition, two major, state-owned Indian oil refiners, BPCL and HPCL, advanced on rumors of a significant domestic fuel price increase to offset the high price of crude oil.

Other positive contributors to the fund’s relative performance included financials stocks such as Turkiye Is Bankasi, which rallied sharply after the re-election of Turkey’s business-friendly prime minister and a subsequent reduction in interest rates.The State Bank of India also gained value as interest rates on the sub-continent appeared to peak while credit demand and economic forecasts remained above trend.

The fund’s health care stocks also fared well, due mainly to Teva Pharmaceutical Industries, the world’s leading generic pharmaceutical manufacturer and Israel’s largest index component, and the fund’s limited exposure to Indian pharmaceutical stocks that sold off sharply.A number of telecommunications stocks also gained value, including TurkCell Iletisim Hizmetleri,Turkey’s dominant mobile phone operator.

On the other hand, the fund received disappointing results from its underweighted position in Chinese financials stocks. Many of China’s banks fared well due to robust lending in an expanding domestic economy, and insurance companies benefited from an increase in sales in life insurance policies, a relatively new phenomenon in China, and the performance of cross shareholdings. The fund’s performance also was hindered by its relatively high exposure to underperforming South Korean financial stocks as well as its limited exposure to dry bulk shippers and large construction firms in China, Korea and India.

Our Long-Term Outlook Favors Smaller-Cap Stocks

As of the end of the reporting period,we believe that a number of short-term factors have created concerns among investors in the emerging markets, including the unknown magnitude of the U.S. sub-prime mortgage crisis, recent weakness of the U.S. dollar, rising oil and food prices, and lofty equity valuations in China and India.

Over the longer term, however, our current outlook for the emerging markets remains positive, as many of the world’s developing economies, in our view, appear to be fiscally sound and politically stable. In such an environment, we may see well-established, large-cap stocks return to more reasonable valuations. Should this occur, we believe the fund’s emphasis on smaller, attractively valued companies could potentially position the fund to benefit from a change in market leadership.

December 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Emerging Markets Fund from June 1, 2007 to November 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000+	$ 9.21	$ 13.54	$ 13.22	$ 8.62	$ 11.16
Ending value (after expenses)	$1,128.60	$1,123.60	$1,124.10	$1,128.90	$1,126.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000+	$ 8.72	$ 12.83	$ 12.53	$ 8.17	$ 10.58
Ending value (after expenses)	$1,016.35	$1,012.25	$1,012.55	$1,016.90	$1,014.50

† Expenses are equal to the fund’s annualized expense ratio of 1.73% for Class A, 2.55% for Class B, 2.49% for Class C, 1.62% for Class I and 2.10% for Class T; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
November 30, 2007 (Unaudited)

Common Stocks—95.1%	Shares	Value ($)

Argentina—.3%
Petrobras Energia Participaciones, ADR	393,920	4,447,357
Brazil—9.7%
Aracruz Celulose, ADR	59,500	4,558,890
Banco Itau Holding Financeira, ADR	190,960	5,259,038
Banco Nossa Caixa	340,000	5,203,116
Braskem, ADR	69,200	1,235,220
Centrais Eletricas Brasileiras	364,562	5,071,814
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	377,750	12,473,305
Cia de Saneamento Basico do Estado de Sao Paulo	27,970	682,051
Cia Energetica de Minas Gerais, ADR	38,100	798,195
CPFL Energia	131,000	2,566,055
Empresa Brasileira de Aeronautica, ADR	145,120	6,324,329
Grendene	792,500	9,922,788
Petroleo Brasileiro, ADR	78,178	7,528,541
Petroleo Brasileiro, ADR (Preferred)	480,280	38,984,328
Tam, ADR	314,621	8,910,067
Tele Norte Leste Participacoes, ADR	828,740	17,337,241
Unibanco—Uniao de Bancos Brasileiros, GDR	80,310	12,024,013
Votorantim Celulose e Papel, ADR	147,310	4,893,638
		143,772,629
Chile—.8%
Banco Santander Chile, ADR	143,470	6,900,907
Compania Cervecerias Unidas, ADR	142,780	5,090,107
		11,991,014
China—6.1%
Anhui Expressway, Cl. H	3,858,000	3,017,469
Bank of China, Cl. H	32,038,000	16,664,171
China Telecom, Cl. H	15,707,800	12,507,495
Huaneng Power International, Cl. H	5,202,600	5,525,725
Industrial & Commercial Bank of China, Cl. H	7,102,000	5,618,555
PetroChina, Cl. H	9,348,000	18,032,333
Sinopec Shanghai Petrochemical, Cl. H	8,496,000	5,281,085
Sinotrans, Cl. H	7,211,500	3,537,955
TPV Technology	14,256,000	9,044,570
Weiqiao Textile, Cl. H	7,236,600	10,595,043
		89,824,401

The Fund 7

Common Stocks (continued)	Shares	Value ($)
Indonesia-.4%		
Gudang Garam	5,760,500	**5,164,162**
Israel-2.4%		
Bank Leumi Le-Israel	2,030,050	9,352,749
Israel Discount Bank, Cl. A	3,848,138 a	9,853,885
Teva Pharmaceutical Industries, ADR	353,610	15,781,614
		34,988,248
Malaysia-4.9%		
AMMB Holdings	3,503,000	4,185,484
Gamuda	1,414,000	1,840,785
Kumpulan Sime Darby	5,449,286	17,816,064
Malayan Banking	6,461,200	21,892,608
Proton Holdings	326,200 a	349,033
Resorts World	7,202,900	8,135,241
Telekom Malaysia	2,198,300	7,056,514
Tenaga Nasional	3,847,900	10,579,009
		71,854,738
Mexico-4.5%		
Cemex (Units)	3,195,951 a	9,118,242
Cemex, ADR	138,660 a	3,967,062
Coca-Cola Femsa, ADR	108,100	4,900,173
Consorcio ARA	1,268,300	1,213,923
Controladora Comercial Mexicana (Units)	3,103,400	8,515,938
Embotelladoras Arca	761,600	2,546,084
Gruma, Cl. B	1,247,300	3,908,201
Grupo Continental	4,372,050	9,274,203
Grupo Modelo, Ser. C	1,685,000	7,384,733
Kimberly-Clark de Mexico, Cl. A	882,700	3,597,709
Telefonos de Mexico, ADR, Ser. L	328,680	12,249,904
		66,676,172
Philippines-.9%		
ABS-CBN Holdings	2,800,000	2,247,934
Bank of the Philippine Islands	4,552,381	6,718,390
Manila Electric	1,498,560	2,565,421
Union Bank of the Philippines	1,900,900	1,952,518
		13,484,263

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) *(continued)*

Common Stocks (continued)	Shares	Value ($)
Poland–1.1%		
Polski Koncern Naftowy Orlen	238,420 [a]	5,075,440
Telekomunikacja Polska	1,283,515	11,553,821
		16,629,261
Russia–6.7%		
Gazprom, ADR	1,068,225	56,242,046
LUKOIL, ADR	389,515	33,681,245
MMC Norilsk Nickel, ADR	3,240	953,682
Surgutneftegaz, ADR	55,500	3,227,325
VTB Bank, GDR	484,600 [a,b]	4,435,350
		98,539,648
South Africa–8.3%		
AngloGold Ashanti, ADR	331,190	16,152,136
Aspen Pharmacare Holdings	1,653,700 [a]	8,748,321
Bidvest Group	239,396	4,221,117
Ellerine Holdings	382,152	4,604,850
Gold Fields, ADR	409,670	6,739,071
JD Group	566,470	4,495,067
Nampak	3,866,221	12,504,669
Nedbank Group	1,066,837	21,946,263
Sanlam	2,813,201	9,665,198
Sappi	970,859	13,253,707
Sasol	208,530	10,374,253
Standard Bank Group	222,170	3,500,473
Steinhoff International Holdings	2,480,087	6,964,551
		123,169,676
South Korea–16.6%		
Hana Financial Group	183,728	8,646,845
Hanwha Chemical	150,674	3,582,413
Hynix Semiconductor	189,327 [a]	5,323,601
Hyundai Mobis	159,020	14,881,689
Hyundai Motor	196,260	14,765,843
Kookmin Bank	269,242	19,409,042
Kookmin Bank, ADR	73,062	5,296,995
Korea Electric Power	457,975	19,192,091
Korea Electric Power, ADR	31,600	666,128
Korea Exchange Bank	249,740	3,904,306
KT	49,023	2,597,245

10

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)		
KT, ADR	602,140	15,788,110
Kumho Tire	672,610	9,931,056
Lotte Shopping	37,783	15,361,778
Nong Shim	39,333	7,600,992
POSCO	26,594	16,947,865
POSCO, ADR	2,590	408,883
S-Oil	70,908	6,597,346
Samsung Electronics	69,991	42,932,271
Samsung SDI	45,623	3,135,312
Shinhan Financial Group	181,647	9,880,051
SK Telecom, ADR	568,460	18,003,128
		244,852,990
Taiwan–12.5%		
AU Optronics, ADR	123,990	2,428,964
Chi Mei Optoelectronics	883,000	1,184,629
China Motor	7,721,107	5,992,679
China Steel	3,137,000	4,130,829
Chinatrust Financial Holding	18,864,456 a	13,677,096
Chunghwa Telecom, ADR	903,817	18,013,073
Compal Electronics	9,311,496	10,746,808
Compal Electronics, GDR	1,090,477 b	6,542,862
First Financial Holding	17,813,474	13,439,445
Mega Financial Holding	9,374,000	5,779,786
Nan Ya Printed Circuit Board	774,614	5,196,094
Nien Hsing Textile	5,348,000	3,314,020
Powerchip Semiconductor	13,123,601	5,062,396
Quanta Computer	13,391,994	20,124,298
Radiant Opto-Electronics	3,390,705	4,585,725
SinoPac Financial Holdings	36,567,103	15,068,705
Taiwan Semiconductor Manufacturing	5,130,688	9,633,453
Taiwan Semiconductor Manufacturing, ADR	518,155	5,140,098
Tatung	12,958,000 a	6,544,242
United Microelectronics	23,502,819	14,054,358
United Microelectronics, ADR	1,913,604	6,678,478
Yageo	19,057,200	7,115,082
		184,453,120

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) *(continued)*

Common Stocks (continued)	Shares		Value ($)
Thailand–4.1%			
Bangkok Bank	2,465,900		9,237,085
Charoen Pokphand Foods	49,950,600		7,419,373
Delta Electronics Thai	2,329,100		1,653,889
Italian-Thai Development	12,126,600	a	3,120,526
Kasikornbank	3,851,800		10,790,059
Krung Thai Bank	23,357,900		7,684,521
Siam Cement	1,292,800		9,938,137
Siam Makro	496,000		1,559,088
Thai Airways International	4,568,700		5,469,046
Thai Union Frozen Products	5,296,100		3,933,260
			60,804,984
Turkey–1.6%			
Petrol Ofisi	192,235	a	990,737
Turk Sise ve Cam Fabrikalari	2,711,048		5,268,173
Turkiye Is Bankasi, Cl. C	2,693,070		17,406,205
			23,665,115
Total Common Stocks (cost $1,088,990,293)			**1,401,926,093**

Preferred Stocks–2.3%		
Brazil		
Braskem, Cl. A	1,229,300	10,774,332
Centrais Eletricas Brasileiras, Cl. B	438,874	5,995,747
Cia de Tecidos do Norte de Minas-Coteminas	1,153,848	6,555,809
Cia Energetica de Minas Gerais	300,832	6,381,589
Telemig Celular Participacoes	168,774	4,700,689
Total Preferred Stocks (cost $20,282,067)		**34,408,166**

12

Other Investment—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $8,000,000)	8,000,000 [c]	8,000,000

Total Investments (cost $1,117,272,360)	97.9%	1,444,334,259
Cash and Receivables (Net)	2.1%	30,897,305
Net Assets	100.0%	1,475,231,564

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] Non-income producing security.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, these securities amounted to $28,753,155 or 1.9% of net assets.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	21.8	Consumer Staples	6.2
Energy	15.7	Utilities	4.9
Information Technology	11.9	Industrial	4.6
Consumer Discretionary	10.3	Health Care	1.7
Telecommunication Services	10.2	Money Market Investment	.5
Materials	10.1		97.9

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2007 (Unaudited)

	Cost	Value
Assets ($):		
Investments in securities–See Statement of Investments:		
Unaffiliated issuers	1,109,272,360	1,436,334,259
Affiliated issuers	8,000,000	8,000,000
Cash		5,710,842
Cash denominated in foreign currencies	18,363,275	19,894,981
Receivable for investment securities sold		13,222,445
Dividends and interest receivable		1,212,364
Receivable for shares of Common Stock subscribed		434,985
Unrealized appreciation on forward currency exchange contracts–Note 4		9,519
Prepaid expenses		49,005
		1,484,868,400
Liabilities ($):		
Due to The Dreyfus Corporation and affiliates–Note 3(c)		3,071,874
Payable for investment securities purchased		4,906,078
Payable for shares of Common Stock redeemed		1,056,198
Unrealized depreciation on forward currency exchange contracts–Note 4		169
Accrued expenses		602,517
		9,636,836
Net Assets ($)		1,475,231,564
Composition of Net Assets ($):		
Paid-in capital		700,734,924
Accumulated undistributed investment income–net		15,060,847
Accumulated net realized gain (loss) on investments		430,779,907
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		328,655,886
Net Assets ($)		1,475,231,564

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class T
Net Assets ($)	1,138,937,513	4,031,513	9,284,510	322,870,244	107,784
Shares Outstanding	43,102,064	157,276	360,851	12,168,999	4,143.36
Net Asset Value Per Share ($)	26.42	25.63	25.73	26.53	26.01

See notes to financial statements

14

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,436,120 foreign taxes withheld at source):
Unaffiliated issuers	14,783,100
Affiliated issuers	237,155
Interest	74,581
Total Income	15,094,836
Expenses:
Management fee—Note 3(a)	9,436,181
Shareholder servicing costs—Note 3(c)	2,197,935
Custodian fees—Note 3(c)	1,134,008
Directors’ fees and expenses—Note 3(d)	52,354
Distribution fees—Note 3(b)	50,101
Prospectus and shareholders’ reports	41,517
Professional fees	37,720
Registration fees	26,175
Loan commitment fees—Note 2	10,847
Miscellaneous	51,203
Total Expenses	13,038,041
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(98,777)
Net Expenses	12,939,264
Investment Income—Net	2,155,572

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	270,075,852
Net realized gain (loss) on forward currency exchange contracts	(1,215,945)
Net Realized Gain (Loss)	268,859,907
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(86,802,283)
Net Realized and Unrealized Gain (Loss) on Investments	182,057,624
Net Increase in Net Assets Resulting from Operations	184,213,196

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2007	Year Ended
	(Unaudited) [a]	May 31, 2007

Operations ($):
Investment income—net	2,155,572	12,249,388
Net realized gain (loss) on investments	268,859,907	279,457,759
Net unrealized appreciation
(depreciation) on investments	(86,802,283)	98,573,278
Net Increase (Decrease) in Net Assets
Resulting from Operations	184,213,196	390,280,425

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	—	(5,120,080)
Class I shares	—	(1,129,278)
Class T shares	—	(79)
Net realized gain on investments:
Class A shares	—	(299,237,078)
Class B shares	—	(986,733)
Class C shares	—	(1,989,363)
Class I shares	—	(35,402,940)
Class T shares	—	(19,841)
Total Dividends	—	(343,885,392)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	96,233,144	219,278,182
Class B shares	75,248	109,886
Class C shares	1,789	268,038
Class I shares	28,401,815	300,542,908

	Six Months Ended
	November 30, 2007	Year Ended
	(Unaudited) [a]	May 31, 2007

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	—	270,974,480
Class B shares	—	889,139
Class C shares	—	1,710,596
Class I shares	—	32,828,014
Class T shares	—	19,920
Cost of shares redeemed:
Class A shares	(238,524,046)	(731,133,062)
Class B shares	(654,899)	(1,115,233)
Class C shares	(627,679)	(1,433,467)
Class I shares	(92,151,113)	(55,260,579)
Class T shares	—	(2,820)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(207,245,741)	37,676,002
Total Increase (Decrease) in Net Assets	(23,032,545)	84,071,035

Net Assets ($):
Beginning of Period	1,498,264,109	1,414,193,074
End of Period	1,475,231,564	1,498,264,109
Undistributed investment income—net	15,060,847	12,905,275

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS *(continued)*

	Six Months Ended November 30, 2007 (Unaudited)[a]	Year Ended May 31, 2007
Capital Share Transactions:		
Class A[b]		
Shares sold	3,784,644	9,768,629
Shares issued for dividends reinvested	–	12,965,180
Shares redeemed	(9,332,493)	(32,730,134)
Net Increase (Decrease) in Shares Outstanding	**(5,547,849)**	**(9,996,325)**
Class B[b]		
Shares sold	2,904	5,184
Shares issued for dividends reinvested	–	43,521
Shares redeemed	(27,418)	(50,026)
Net Increase (Decrease) in Shares Outstanding	**(24,514)**	**(1,321)**
Class C		
Shares sold	75	12,548
Shares issued for dividends reinvested	–	83,443
Shares redeemed	(26,016)	(65,311)
Net Increase (Decrease) in Shares Outstanding	**(25,941)**	**30,680**
Class I		
Shares sold	1,110,206	13,562,681
Shares issued for dividends reinvested	–	1,566,970
Shares redeemed	(3,676,592)	(2,521,670)
Net Increase (Decrease) in Shares Outstanding	**(2,566,386)**	**12,607,981**
Class T		
Shares issued for dividends reinvested	–	964
Shares redeemed	–	(115)
Net Increase (Decrease) in Shares Outstanding	**–**	**849**

a *Effective June 1, 2007, Class R shares were redesignated as Class I shares.*

b *During the period ended November 30, 2007, 4,434 Class B shares representing $112,468, were automatically converted to 4,308 Class A shares and during the period ended May 31, 2007, 2,317 Class B shares representing $52,183 were automatically converted to 2,270 Class A shares.*

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

Class A Shares	Six Months Ended November 30, 2007 (Unaudited)	Year Ended May 31, 2007	2006	2005	2004	2003[a]
Per Share Data ($):						
Net asset value, beginning of period	23.41	23.06	19.50	16.77	12.25	13.07
Investment Operations:						
Investment income—net[b]	.04	.17	.21	.23	.16	.10
Net realized and unrealized gain (loss) on investments	2.97	6.53	6.33	4.22	4.47	(.83)
Total from Investment Operations	3.01	6.70	6.54	4.45	4.63	(.73)
Distributions:						
Dividends from investment income—net	-	(.11)	(.31)	(.08)	(.11)	(.10)
Dividends from net realized gain on investments	-	(6.24)	(2.67)	(1.64)	-	-
Total Distributions	-	(6.35)	(2.98)	(1.72)	(.11)	(.10)
Redemption fee added to paid-in capital	-	-	-	-	-	.01
Net asset value, end of period	26.42	23.41	23.06	19.50	16.77	12.25
Total Return (%)[c]	12.86[d]	32.36	34.52	26.47	37.65	(5.39)
Ratios/Supplemental Data (%):						
Ratio of total expenses to average net assets	1.74[e]	1.81	1.81	1.85	1.86	1.96
Ratio of net expenses to average net assets	1.73[e]	1.81	1.80	1.85	1.86	1.96
Ratio of net investment income to average net assets	.28[e]	.75	.94	1.22	.97	.90
Portfolio Turnover Rate	29.29[d]	49.56	50.00	41.36	47.45	48.52
Net Assets, end of period ($ x 1,000)	1,138,938	1,138,916	1,352,639	1,070,893	906,065	542,076

[a] *The fund changed to a five class fund on November 15, 2002. The existing shares were redesignated Class A shares.*
[b] *Based on average shares outstanding at each month end.*
[c] *Exclusive of sales charge.*
[d] *Not annualized.*
[e] *Annualized.*
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS *(continued)*

Class B Shares	Six Months Ended November 30, 2007 (Unaudited)	Year Ended May 31, 2007	2006	2005	2004	2003[a]
Per Share Data ($):						
Net asset value, beginning of period	22.81	22.67	19.21	16.61	12.20	10.84
Investment Operations:						
Investment income (loss)–net[b]	(.07)	.02	.04	.06	.02	.10
Net realized and unrealized gain (loss) on investments	2.89	6.36	6.23	4.18	4.46	1.36
Total from Investment Operations	2.82	6.38	6.27	4.24	4.48	1.46
Distributions:						
Dividends from investment income–net	–	–	(.14)	–	(.07)	(.10)
Dividends from net realized gain on investments	–	(6.24)	(2.67)	(1.64)	–	–
Total Distributions	–	(6.24)	(2.81)	(1.64)	(.07)	(.10)
Net asset value, end of period	25.63	22.81	22.67	19.21	16.61	12.20
Total Return (%)[c]	12.36[d]	31.36	33.53	25.46	36.70	13.56[d]
Ratios/Supplemental Data (%):						
Ratio of total expenses to average net assets	2.57[e]	2.55	2.57	2.67	2.63	1.46[d]
Ratio of net expenses to average net assets	2.55[e]	2.55	2.57	2.67	2.63	1.46[d]
Ratio of net investment income (loss) to average net assets	(.58)[e]	.08	.16	.32	.11	1.06[d]
Portfolio Turnover Rate	29.29[d]	49.56	50.00	41.36	47.45	48.52
Net Assets, end of period ($ x 1,000)	4,032	4,146	4,151	3,481	3,246	536

[a] *From November 15, 2002 (commencement of initial offering) to May 31, 2003.*

[b] *Based on average shares outstanding at each month end.*

[c] *Exclusive of sales charge.*

[d] *Not annualized.*

[e] *Annualized.*

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS *(continued)*

Class I Shares	Six Months Ended November 30, 2007 (Unaudited)[a]	Year Ended May 31, 2007	2006	2005	2004	2003[b]
Per Share Data ($):						
Net asset value, beginning of period	23.50	23.14	19.55	16.80	12.27	10.84
Investment Operations:						
Investment income—net[c]	.04	.39	.31	.29	.21	.14
Net realized and unrealized gain (loss) on investments	2.99	6.41	6.33	4.24	4.47	1.40
Total from Investment Operations	3.03	6.80	6.64	4.53	4.68	1.54
Distributions:						
Dividends from investment income—net	–	(.20)	(.38)	(.14)	(.15)	(.11)
Dividends from net realized gain on investments	–	(6.24)	(2.67)	(1.64)	–	–
Total Distributions	–	(6.44)	(3.05)	(1.78)	(.15)	(.11)
Net asset value, end of period	26.53	23.50	23.14	19.55	16.80	12.27
Total Return (%)	12.89[d]	32.78	35.00	26.87	38.19	14.32[d]
Ratios/Supplemental Data (%):						
Ratio of total expenses to average net assets	1.63[e]	1.48	1.47	1.49	1.52	.89[d]
Ratio of net expenses to average net assets	1.62[e]	1.48	1.46	1.49	1.52	.89[d]
Ratio of net investment income to average net assets	.35[e]	1.79	1.33	1.52	1.26	1.61[d]
Portfolio Turnover Rate	29.29[d]	49.56	50.00	41.36	47.45	48.52
Net Assets, end of period ($ x 1,000)	322,870	346,254	49,236	26,675	8,036	2,745

[a] *Effective June 1, 2007, Class R shares were redesignated as Class I shares.*
[b] *From November 15, 2002 (commencement of initial offering) to May 31, 2003.*
[c] *Based on average shares outstanding at each month end.*
[d] *Not annualized.*
[e] *Annualized.*
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers one series, the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1,2007,Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares to Class I shares, effective June 1, 2007. The eligibility requirements for Class I shares remained the same as for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class I and Class T.Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gains or losses on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax characters of distributions paid to shareholders during the fiscal year ended May 31, 2007 was as follows: ordinary income $66,930,653 and long-term capital gains $276,954,739.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended November 30, 2007, the Distributor retained $3,078 from commissions earned on sales of the fund’s Class A shares and $761 and $295 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2007, Class B, Class C and Class T shares were charged $15,374, $34,598 and $129, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2007, Class A, Class B, Class C and Class T shares were charged $1,459,541, $5,125, $11,533 and $129, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2007, the fund was charged $105,724 pursuant to the transfer agency agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under the fund’s pre-existing cus-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tody agreement with The Bank of New York, the fund was charged $939,158 for providing custodial services for the fund for the five months ended November 30, 2007. Prior to becoming an affiliate,The Bank of New York was paid $194,850 for custody services to the fund for the one month ended June 30, 2007.

During the period ended November 30, 2007, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,535,190, Rule 12b-1 distribution plan fees $8,279, shareholder services plan fees $239,762, custodian fees $1,248,395 chief compliance officer fees $3,214 and transfer agency per account fees $37,034.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within six months following the date of their issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended November 30, 2007, redemption fees charged and retained by the fund amounted to $22,000. Effective December 1, 2007, the fund’s redemption fee will increase from 1% to 2% and decrease in the redemption-fee holding period from six months to sixty days.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2007, amounted to $432,052,046 and $645,443,345, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-

tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at November 30, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
South African Rand,
expiring 12/3/2007	6,993,103	1,023,896	1,027,628	3,732
Sales:		Proceeds ($)
Hong Kong Dollar,
expiring 12/3/2007	9,755,953	1,252,779	1,252,948	(169)
South African Rand,
expiring 12/4/2007	9,131,471	1,343,891	1,341,857	2,034
Poland Zloty,
expiring 12/4/2007	2,708,708	1,102,086	1,098,333	3,753
Total				9,350

At November 30, 2007, accumulated net unrealized appreciation on investments was $327,061,899, consisting of $360,293,085 gross unrealized appreciation and $33,231,186 gross unrealized depreciation.

The Fund 31

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.

(a)	Not applicable.

(b) The following information is provided in accordance with the Section 13(c) of the Investment Company Act of 1940, as amended, with respect to the noted securities:

Securities Divested
Name of Issuer	Ticker Symbol	Cusip/Sedol	Shares Divestment Dates
Petrochina	857 HK	6226576	582,000	1/25/2008

Securities held on date of filing (January 25, 2008)
Name of Issuer		Ticker Symbol	Cusip/Sedol	Shares
Petrochina		857 HK	6226576	10,946,000

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)